Report - Financial Statements

T. Rowe Price

Tax-Free Insured Intermediate Bond Fund

August 31, 1996

Portfolio Highlights

Sector Diversification

                                      Percent of  Percent of
                                      Net Assets  Net Assets
                                         2/29/96     8/31/96

Dedicated Tax Revenue                        13%         17%
Solid Waste Revenue                            4          13
Air and Sea Transportation Revenue             9          11
General Obligation - State                     5           9
General Obligation - Local                     9           7
Prerefunded Bonds                             23           7
Nuclear Revenue                                3           6
Electric Revenue                               6           6
Lease Revenue                                  6           5
Water and Sewer Revenue                        7           5
Ground Transportation Revenue                  5           4
Hospital Revenue                               1           3
Escrowed to Maturity                           1           3
Educational Revenue                            9           3
All Others                                     2           2
Other Assets Less Liabilities                 -3          -1
Total                                       100%        100%

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited

Financial Highlights            For a share outstanding throughout each period

                         6 Months       Year                       11/30/92
                            Ended      Ended                             to
                          8/31/96    2/29/96    2/28/95   2/28/94   2/28/93
NET ASSET VALUE

Beginning of period        $10.84    $ 10.35    $ 10.58   $ 10.55    $10.00
Investment activities
   Net investment income    0.24*      0.48*      0.46*     0.48*     0.13*
   Net realized and
   unrealized gain (loss)  (0.22)       0.49     (0.20)      0.09      0.55
   Total from
   investment activities     0.02       0.97       0.26      0.57      0.68

Distributions
   Net investment income   (0.24)     (0.48)     (0.46)    (0.48)    (0.13)
   Net realized gain            -          -     (0.03)    (0.06)         -
   Total distributions     (0.24)     (0.48)     (0.49)    (0.54)    (0.13)

NET ASSET VALUE
End of period              $10.62    $ 10.84    $ 10.35   $ 10.58    $10.55

Ratios/Supplemental Data
Total return               0.19%*     9.57%*     2.65%*    5.49%*    6.81%*

Ratio of expenses to
average net assets         0.65%*!    0.65%*     0.65%*    0.33%*   0.00%*!

Ratio of net investment
income to average
net assets                4.40%*!     4.52%*     4.53%*    4.45%*   5.08%*!

Portfolio turnover rate    86.6%!      63.8%     170.8%     74.8%    65.3%!

Net assets, end of period
(in thousands)             $94,589   $92,153    $83,517   $99,162    $37,960

* The manager agreed to bear all expenses of the Fund through 6/30/93. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect 7/1/93 through 7/31/93, a 0.30% voluntary expense limitation in effect 8/1/93 through 8/31/93, a 0.40% voluntary expense limitation in effect 9/1/93 through 9/30/93, a 0.50% voluntary expense limitation in effect 10/1/93 through 2/28/94, and a 0.65% voluntary expense limitation in effect 3/1/94 through 2/29/98.

!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited                                                      August 31, 1996

Statement of Net Assets                                        Par       Value
                                                                 In thousands

ARIZONA  4.5%
Arizona Transportation Board, Maricopa County, Excise Tax
      5.60%, 7/1/02 (AMBAC Insured)                    $     2,000 $     2,085
Phoenix, Airport, 5.65%, 7/1/01 (MBIA Insured)               2,000       2,085
Pima County, Water Improvement Dist.
      5.90%, 1/1/04 (FGIC Insured)                              75          79
Total Arizona (Cost  $4,202)                                             4,249

ARKANSAS  1.2%
North Little Rock, Electric System,
      6.10%, 7/1/02 (MBIA Insured)                           1,035       1,102
Total Arkansas (Cost  $1,109)                                            1,102

CALIFORNIA  3.0%
California Public Works Board, Dept. of Corrections
      6.00%, 11/1/05 (MBIA Insured)                          1,550       1,660
Coronado CDA, Coronado Community Dev., 5.60%, 9/1/10         1,165       1,154
Total California (Cost  $2,721)                                          2,814

COLORADO  2.8%
Denver City and County, Airport
      6.25%, 11/15/06 (MBIA Insured) *                       2,500       2,643
Total Colorado (Cost  $2,635)                                            2,643

DISTRICT OF COLUMBIA  0.6%
Washington D.C. Metropolitan Airport Auth.
      6.625%, 10/1/12 (MBIA Insured) *                         500         530
Total District of Columbia (Cost  $546)                                    530

FLORIDA  9.4%
Dade County, Resource Recovery Fac.
      6.00%, 10/1/06 (AMBAC Insured) *                       3,000       3,133
Florida Bond Fin. Dept.,
   Dept. of Environmental Preservation
      6.00%, 7/1/05 (MBIA Insured)                           4,000       4,274
Indian Trace Community Dev. Dist., Water Management
      5.50%, 5/1/07 (MBIA Insured)                     $     1,500 $     1,523
Total Florida (Cost  $8,864)                                             8,930

GEORGIA  2.7%
De Kalb Private Hosp. Auth., Emory Univ.,
      5.25%, 11/1/02                                         2,500       2,569
Total Georgia (Cost  $2,580)                                             2,569

HAWAII  4.0%
Hawaii, Airport, 6.70%, 7/1/05 (MBIA Insured) *              3,000       3,249
Maui County, GO, 6.00%, 12/15/05 (FGIC Insured)                500         534
Total Hawaii (Cost  $3,721)                                              3,783

ILLINOIS  5.9%
Chicago, GO, 5.75%, 1/1/05 (AMBAC Insured)                   3,500       3,641
Chicago-O'Hare Int'l. Airport
   Int'l. Terminal
      7.50%, 1/1/05 (MBIA Insured)
      (Prerefunded 1/1/00!)                                    570         628
      7.50%, 1/1/05 (MBIA Insured) *                         1,180       1,281
Total Illinois (Cost  $5,482)                                            5,550

INDIANA  1.1%
Petersburg Solid Waste Disposal
   Indianapolis Power and Light Company
      VRDN (Currently 3.50%) *                               1,000       1,000
Total Indiana (Cost  $1,000)                                             1,000

LOUISIANA  0.5%
Plaquemines Parish, British Petroleum Co.
      VRDN (Currently 4.00%) *                                 500         500
Total Louisiana (Cost  $500)                                               500

MARYLAND  8.8%
Maryland CDA, Single Family, 5.70%, 4/1/06             $     1,000 $     1,019
Maryland HHEFA, Univ. of Maryland Medical System
      6.50%, 7/1/21 (FGIC Insured)
      (Prerefunded 7/1/01!)                                  1,250       1,348
Northeast Maryland Waste Disposal
   Southwest Resource Recovery Fac.
      7.10%, 1/1/03 (MBIA Insured)                           3,500       3,873
   Montgomery County Resources
      6.30%, 7/1/16 (MBIA Insured)                           2,000       2,046
Total Maryland (Cost  $8,140)                                            8,286

MASSACHUSETTS  2.9%
Massachusetts, GO, 6.30%, 11/1/05 (FGIC Insured)             1,250       1,360
Massachusetts Municipal Wholesale Electric Co.
      6.375%, 7/1/01 (MBIA Insured)                          1,325       1,418
Total Massachusetts (Cost  $2,634)                                       2,778

MICHIGAN  4.5%
Greater Detroit Resource Recovery Auth.
      6.25%, 12/13/05 (AMBAC Insured)                        2,000       2,150
Michigan Building Auth., Lease
      6.25%, 10/1/03 (AMBAC Insured)                         2,000       2,159
Total Michigan (Cost  $4,220)                                            4,309

MINNESOTA  1.1%
Minneapolis and St. Paul
   Metropolitan Airports Commission, GO
      6.40%, 1/1/06 *                                        1,000       1,060
Total Minnesota (Cost  $1,029)                                           1,060

MISSISSIPPI  1.1%
Jackson County Industrial Sewage Fac., Chevron
      VRDN (Currently 3.95%) *                               1,000       1,000
Total Mississippi (Cost  $1,000)                                         1,000

NEW JERSEY  2.9%
New Jersey Economic Dev. Auth., Market Transition Fac.
      5.70%, 7/1/05 (MBIA Insured)                     $     1,050 $     1,096
New Jersey Transportation Trust Fund Auth.
      6.25%, 6/15/03 (MBIA Insured)                          1,500       1,622
Total New Jersey (Cost  $2,644)                                          2,718

NEW YORK  2.7%
Metropolitan Transportation Auth.
      6.25%, 7/1/05 (MBIA Insured)                           1,420       1,537
New York State Thruway Auth., Highway and Bridge Trust
      6.00%, 4/1/05 (MBIA Insured)                           1,000       1,065
Total New York (Cost  $2,551)                                            2,602

NORTH CAROLINA  4.7%
North Carolina Municipal Power Agency, Catawba Electric
      6.00%, 1/1/04 (MBIA Insured)                           4,200       4,423
Total North Carolina (Cost  $4,348)                                      4,423

OHIO  4.7%
Cleveland, Waterworks, 6.50%, 1/1/21 (AMBAC Insured)
      (Prerefunded 1/1/02!)                                    500         549
Cuyahoga County, Univ. Hosp.
      6.00%, 1/15/03 (MBIA Insured)                          2,530       2,679
Ohio Water Dev. Auth., Pure Water
      5.50%, 6/1/01 (MBIA Insured)                           1,175       1,214
Total Ohio (Cost  $4,452)                                                4,442

PENNSYLVANIA  4.8%
Pennsylvania, GO, 5.375%, 11/15/03 (FGIC Insured)            2,500       2,580
Pennsylvania Intergovernmental Cooperative Auth.
   Philadelphia Funding, 6.00%, 6/15/00
      (FGIC Insured)
      (Escrowed to Maturity)                                 1,900       1,994
Total Pennsylvania (Cost  $4,521)                                        4,574

PUERTO RICO  2.2%
Puerto Rico Commonwealth, GO
      5.50%, 7/1/01 (MBIA Insured)                     $     1,000 $     1,041
Puerto Rico Highway and Transportation Auth.
      6.25%, 7/1/07 (MBIA Insured)                           1,000       1,091
Total Puerto Rico (Cost  $2,118)                                         2,132

SOUTH CAROLINA  1.2%
South Carolina Public Service Auth., Santee Cooper
      6.50%, 7/1/24 (AMBAC Insured)
      (Prerefunded 7/1/02!)                                  1,000       1,103
Total South Carolina (Cost  $1,032)                                      1,103

TEXAS  7.4%
Dallas, GO, 6.125%, 2/15/05 (Prerefunded 2/15/03!)           1,000       1,068
Dallas-Fort Worth Regional Airport
      7.75%, 11/1/03 (FGIC Insured)                          1,000       1,166
Harris County, Toll Roads, 6.50%, 8/15/17 (AMBAC Insured)
      (Prerefunded 8/15/02!)                                 1,500       1,657
Houston, Water and Sewer,
      7.00%, 12/1/03 (AMBAC Insured)                         2,650       2,982
San Antonio, Water, 6.40%, 5/15/05 (FGIC Insured)              150         162
Total Texas (Cost  $6,695)                                               7,035

VERMONT  0.4%
Vermont Ed. and Health Buildings Fin. Agency
   Medical Center Hosp. of Vermont
      7.35%, 9/1/13 (FGIC Insured)                             350         364
Total Vermont (Cost  $350)                                                 364

VIRGINIA  8.0%
Alexandria IDA, Ogden Martin, VRDN (Currently 3.90%) *         800         800
Chesapeake Bay Bridge and Tunnel Dist.
      5.30%, 7/1/03 (FGIC Insured)                           2,335       2,389
Riverside Regional Jail Auth.,
      5.60%, 7/1/06 (MBIA Insured)                     $     1,100 $     1,138
Virginia Ed. Loan Auth., Student Loan Program
      5.80%, 3/1/05 (Escrowed to Maturity)*                    980       1,020
Virginia Transportation Board
   Northern Virginia Transportation Dist.
      5.80%, 5/15/03                                         1,425       1,500
      5.80%, 5/15/04                                           695         732
Total Virginia (Cost  $7,352)                                            7,579

WASHINGTON  6.9%
Tacoma
   Electric
      5.90%, 1/1/05 (FGIC Insured)                           1,000       1,050
      6.00%, 1/1/06 (FGIC Insured)                           2,000       2,109
Washington, GO, 7.00%, 8/1/02                                3,000       3,330
Total Washington (Cost  $6,411)                                          6,489

WEST VIRGINIA  1.2%
Berkeley County Board of Ed., GO
      5.75%, 6/1/04 (FGIC Insured)                           1,090       1,146
Total West Virginia (Cost  $1,150)                                       1,146

Total Investments in Securities
101.2% of Net Assets (Cost  $94,007)                               $    95,710

Other Assets Less Liabilities                                          (1,121)

NET ASSETS                                                         $    94,589

Net Assets Consist of:
Accumulated net investment income - net of distributions           $        35
Accumulated net realized gain/loss - net of distributions                (712)
Net unrealized gain (loss)                                               1,703
Paid-in-capital applicable to 8,905,078 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized        93,563

NET ASSETS                                                         $    94,589

NET ASSET VALUE PER SHARE                                          $     10.62

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
 FGIC  Financial Guaranty Insurance Company
   GO  General Obligation
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited

Statement of Operations
In thousands

                                                          6 Months
                                                             Ended
                                                           8/31/96

Investment Income
Income
   Interest income                                     $     2,344

Expenses
   Investment management                                       150
   Shareholder servicing                                        60
   Custody and accounting                                       50
   Registration                                                 20
   Legal and audit                                               7
   Prospectus and shareholder reports                            4
   Directors                                                     3
   Miscellaneous                                                 8
   Total expenses                                              302
Net investment income                                        2,042

Realized and Unrealized Gain/Loss
Net realized gain (loss) on
   Securities                                                  462
   Futures                                                      22
   Net realized gain (loss)                                    484
   Change in net unrealized gain or loss on securities     (2,367)
Net realized and unrealized gain (loss)                    (1,883)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                 $       159

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                                          6 months        Year
                                                             Ended       Ended
                                                           8/31/96     2/29/96

Increase (Decrease) in Net Assets
Operations
   Net investment income                               $     2,042 $     4,002
   Net realized gain (loss)                                    484       1,280
   Change in net unrealized gain or loss                   (2,367)       2,770
   Increase (decrease) in net assets from operations           159       8,052

Distributions to shareholders
   Net investment income                                   (2,042)     (4,002)

Capital share transactions*
   Shares sold                                              12,745      20,792
   Distributions reinvested                                  1,543       2,988
   Shares redeemed                                         (9,969)    (19,194)
   Increase (decrease) in net assets from capital
   share transactions                                        4,319       4,586

Net Assets
Increase (decrease) during period                            2,436       8,636
Beginning of period                                         92,153      83,517

End of period                                          $    94,589 $    92,153

*Share information
   Shares sold                                               1,199       1,955
   Distributions reinvested                                    145         280
   Shares redeemed                                           (940)     (1,803)
   Increase (decrease) in shares outstanding                   404         432

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited                                                      August 31, 1996

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1992.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $38,430,000 and $37,658,000, respectively, for the six months ended August 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,079,000, which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $94,007,000, and net unrealized gain aggregated $1,703,000, of which $1,781,000 related to appreciated investments and $78,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $26,000 was payable at August 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At August 31, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $27,000 of management fees were not accrued by the fund for the six months ended August 31, 1996. Additionally, $209,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1998.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $80,000 for the six months ended August 31, 1996, of which $15,000 was payable at period-end.

T. Rowe Price

Investment Services And Information

Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access(registered trademark) plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Fund).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options   Reinvest all or some of your
distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

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To Open an Account  Call a shareholder service representative for more
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Investment Information

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total
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*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction, and current balance, 24 hours, 7 days a week, call:
1-800-638-2587 toll free

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http://www.troweprice.com

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free Insured Intermediate Bond Fund.

T. Rowe Price Investment Services, Inc., Distributor          RPRTTII  8/31/96

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS IS ATTACHED HERE BY ACCESSING THE FOLLOWING:


Semiannual Report

Tax-Free Funds

August 31, 1996

T. Rowe Price

Report Highlights

o The last six months saw the bond market give back the gains of the prior six months as the economy grew stronger and expectations of further easing by the Federal Reserve evaporated.
o The collapse of tax reform proposals helped municipals outperform the taxable market.
o Most of the increase in interest rates took place during the first three months of 1996. Since then, interest rates in the intermediate and long end of the market have moved in a trading range. Very short-term rates declined over the past year.
o All five funds generated greater returns than their peer group averages during the 6- and 12-month periods ended August 31, despite the negative environment so far this year.
o The Fed may tighten monetary policy in the next few months. We expect to manage these portfolios with a cautious outlook on municipal bond prices, focusing on improving income when we can.

Fellow Shareholders

The last six months saw the fixed income markets give back the gains realized during the prior six months, as the economy strengthened and market expectations of further easing by the Federal Reserve evaporated. The municipal market declined less than the taxable market after the issue of tax reform faded. While six-month returns were extremely modest, we are pleased to report that all of the funds discussed here outperformed their peer group averages during the 6- and 12-month periods ended August 31, 1996.

MARKET ENVIRONMENT

The economy regained strength in 1996 after slowing in 1995, with only a modest pickup in inflation. Stronger growth alone was enough to reverse expectations of any further Federal Reserve easing after two interest rate cuts in the second half of 1995 and one earlier this year. While the Fed has not yet tightened in 1996, it adopted a bias toward tightening in July. Market rates moved up in anticipation of tighter monetary policy.

Most of the adjustment in interest rates occurred in the first quarter of 1996. The 30-year Treasury bond, which reached the 6% level at the end of 1995, backed up to 6.75% in the first quarter and has since traded within a range of approximately 6.75% to 7.25%.

Chart 1 - Municipal Bond and Note Yields line chart

In the municipal market, rates rose roughly 50 basis points (100 basis points equal one percent) from the lowest point reached in early 1996, but nowhere near the high levels of late 1994. Long-term high-grade general obligation bonds yielded 5.75% on August 31, 1996, versus 5.45% six months ago and 5.85% a year ago. Five-year high-grade bonds were 25 basis points higher in yield than in August 1995. Very short-term rates (less than 90 days) moved lower over the past year, while one-year rates ended the last 12 months unchanged at 3.9% but 65 basis points higher than six months ago. The net result over the past six months was a higher and flatter yield curve.

All was not doom and gloom in the municipal bond market over the past six months. The fading of tax reform concerns caused the municipal market to outperform taxable markets by a wide margin. As rates approached and then exceeded 6%, strong retail demand for municipals provided support for the market. During the summer of 1995, long-term municipal yields equaled 90% or more of comparable taxable yields; this year, yields moved down to 81% of taxable alternatives, allowing the municipal market to regain the ground it lost.

Consistent with this environment, money market and short-term bond funds provided the best overall returns for the past six months, while longer-term funds provided the best returns over the 12-month period. High-yield funds performed well over both periods as quality spreads narrowed, providing additional price appreciation while their higher coupons cushioned them in the market downturn.

For the first time since 1993 municipal issuance is rising, running 18% ahead of 1995 levels through August. This coincides with a peaking last year in the calling away of bonds issued at the higher interest rate levels of the 1980s, possibly pointing to a better balance of supply and demand going forward.

Tax-Exempt Money Fund

The short-term yield curve steepened noticeably during the reporting period. For the past six months, one-year securities averaged 40 basis points more than overnight securities, providing us with an incentive to extend maturities.

Tax-exempt money fund assets throughout the industry grew slightly since last February but are up a significant 10% over year-ago levels. New issuance declined modestly over the same period.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Exempt Money Fund               1.52%             3.16%
Lipper Tax-Exempt Money
Market Funds Average                1.45              3.05

Regarding portfolio strategy, our weighted average maturity was 66 days on August 31, little changed from the 65-day maturity at fiscal year-end. However, this was longer than the average 57-day maturity of our peer group, and we maintained a longer average maturity throughout the entire six-month period due to the steepening yield curve and good balance between supply and demand. This longer weighted average maturity helped fund performance in the rate environment that has prevailed in recent months. Your fund outperformed its peer group average during both the 6- and 12-month periods ended August 31, as shown in the table.

Tax-Free Short-Intermediate Fund

After extending the fund's duration (a measure of interest rate sensitivity) last year to take advantage of falling rates, we began positioning the portfolio for a rising rate environment in early 1996. Consequently, both the weighted average maturity and duration of the portfolio were almost six months shorter at the end of August than at the end of February. We increased our weighting in bonds and notes maturing in under one year, which have less price sensitivity, and lowered our holdings of bonds with 5- to 10-year maturities from 21% to 11% of assets. At the same time, we tried to take advantage of trading opportunities by lengthening and shortening maturities modestly each time the market moved to temporarily undervalued or overvalued positions.

Performance Comparison

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Short-
Intermediate Fund                   0.87%             3.84%
Lipper Short-Intermediate
Debt Funds Average                  0.64              3.33

We also used higher-yielding securities to offset shorter durations and preserve the portfolio's level of income. This strategy helped performance as quality spreads narrowed and higher coupons cushioned the portfolio. The fund's overall credit quality, which remained at AA as measured by T. Rowe Price's ratings, is still quite strong.

These interest rate and credit strategies enabled your fund to outperform its benchmark for both the 6- and 12-month periods ended August 31, as can be seen in the table on page 3.

Tax-Free Insured Intermediate Bond Fund

We extended the fund's duration during the second half of 1995 as interest rates declined, then maintained a slightly defensive posture at the beginning of 1996 when rates began to rise again. Since March, we have managed the portfolio to take advantage of the interest rate trading range, lengthening or shortening duration around a neutral benchmark. The fund ended the six-month period with a weighted average maturity of 7.7 years and a duration of 5.6 years, about where duration was at the end of February.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Insured
Intermediate Bond Fund              0.19%             3.96%
Lipper Intermediate
Municipal Debt Funds Average        0.13              3.89

We also took steps to increase holdings in higher-yielding sectors of the insured market. With insured municipal issuance running 40% above 1995 levels in a rising and volatile rate environment, prices of insured bonds came under pressure from time to time. We took advantage of an excellent opportunity to increase positions in more yield-sensitive sectors of the insured market, specifically hospital, solid waste disposal, and nuclear revenue bonds (see the Sector Diversification table following this letter).

Your fund's performance surpassed that of the average for its peer group for both the 6- and 12-month periods ended August 31, as shown in the table.

Tax-Free Income Fund

We began the last six months in an aggressive posture following the strong market at the close of 1995, but reduced our exposure to rising interest rates significantly from April to June. Over the most recent four months, we moved the fund's duration from more than 8.0 years to below 7.5 years.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Income Fund                0.01%             5.45%
Lipper General Municipal
Debt Funds Average                  -0.29             4.68

We accomplished this by selling longer-term bonds and reinvesting the proceeds in maturities under 10 years, and by focusing on higher-coupon bonds with defensive characteristics. On August 31, the fund's weighted average maturity and duration were at the low end of their range for the past year and below their peer group averages.

In developing our strategy, we elected to sell some of the low-coupon long-term bonds that performed so well at the end of 1995, and maintained our allocation to noncallable bonds since we believe the positive performance they can provide during a rally is worth preserving for another day. We emphasized states with high income tax rates in our portfolio, as they enjoy steady demand even in rising rate environments.

The fund's duration moves paid off in terms of performance: we outpaced the peer group average for both the six-month and one-year periods ended August 31, as shown in the table. The net asset value of the fund was essentially unchanged from a year ago, with income providing all of the return.

Tax-Free High Yield Fund

The municipal high-yield market performed well over the past six and 12 months thanks to continuing strong demand and relatively light new issuance. These factors resulted in narrowing credit quality spreads for over a year - meaning that yields tightened between higher- and lower-quality bonds.

We began the last six months with a somewhat defensive market stance, enabling the fund to outperform its peer group as interest rates rose. For the rest of the period, we maintained a more neutral posture. The fund's duration remained in a range between 7.0 and 7.3 years. Cash levels averaged about 5%, and the weighted average maturity hovered around 19 years.

Lower-quality bonds became less attractive to us as yield spreads narrowed. As a result, we allowed the fund's exposure to below-investment-grade bonds to drift to 25% of net assets from 30% over the past year. We are always searching for high-yield opportunities, but in general we do not expect to materially increase our exposure to lower-quality bonds in the near future. The fund's average credit quality has been stable at BBB+ for almost a year.


Chart 2 - Quality Diversification pie chart

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free High Yield Fund            0.81%             5.83%
Lipper High Yield Municipal
Debt Funds Average                  0.28              5.43

At present, our market outlook is cautious as recent data suggest a rate of economic growth stronger than the Federal Reserve might like. Absent an unexpectedly large issuance of lower-quality bonds, we believe the municipal high-yield market will maintain its present narrow spreads versus higher-quality bonds. We are pleased to report that the various strategy moves outlined above enabled your fund to outperform its peer group averages for both the 6- and 12-month periods ended August 31, 1996, as shown in the table.

Outlook

The last six months have seen a major change in the outlook for the economy, causing a shift in the shape and level of the municipal yield curve. The risk of an overheating economy has grown, and the Fed will likely nudge rates higher to cool things down in coming months. The current expansion is now over five years old, roughly twice the length of an average expansion prior to 1982. However, old age is not a cause for an expansion to end. There is no reason why the current expansion could not continue if interest rates are high enough to restrain inflation, yet low enough to keep unemployment at bay.

Little has changed from a year ago in terms of interest rate levels, but much has changed about market psychology. A year ago, this market was consumed with worries about the impact of tax reform proposals on municipal bonds, and it was convinced the economy was slowing down. Today, tax reform is on the back burner and the economy has picked up steam.

As mentioned, we believe the Fed is likely to raise short-term rates, a move that is at least partly discounted by the market. Municipal securities have performed well this year in relation to their taxable counterparts, resulting in lower yield relationships (as a percent of taxable yields) that will be difficult to improve upon. An expected pickup in supply again after a quiet summer may also put some pressure on the municipal market.

For these reasons, we expect to continue managing the funds with a cautious perspective on interest rates, trying to add performance value both through credit research and by taking advantage of trading ranges.

Respectfully submitted,



William T. Reynolds
Director
Fixed Income Division




Mary J. Miller
Director
Municipal Bond Department

September 20, 1996

Keeping Taxes To A Minimum

As the saying goes, it's not what you earn but what you keep that counts. The ability to provide tax-exempt income is the chief appeal of municipal bond funds, and investors in higher tax brackets often find these funds advantageous. Some funds invest in securities that offer the triple benefit of being free from federal, state, and local taxes.

Investors should remember, however, that the total return on most municipal bond funds may not be entirely tax-free. To avoid federal income taxes, municipal funds must distribute all of their capital gains to shareholders each year. These distributions are fully taxable. On infrequent occasions, municipal funds may also purchase securities whose income is taxable, if permitted by the prospectus.

Therefore, to judge accurately how well a fund minimizes taxes, investors should focus not just on income but on the gain or loss from the sale of securities, since both components make up total return. A fund's overall tax efficiency - the percentage of its return that actually winds up in shareholders' pockets - is calculated by dividing its after-tax total return by its pretax total return. For example, an optimum tax efficiency of 100% would indicate that these two returns were equal - the shareholders paid no taxes. In reality, most municipal funds fall somewhat below this level due primarily to taxable capital gain distributions.

At T. Rowe Price, our main goal in managing municipal bond portfolios is to provide competitive total return performance. At the same time, we strive to minimize capital gain distributions and other factors that would saddle our shareholders with taxes. "We don't allow tax considerations to drive our portfolio management, but we remain sensitive to taxes in our overall approach to management," says Mary J. Miller, Director of T. Rowe Price's Municipal Bond Department.

Inevitably, there are times when market conditions necessitate the sale of a security despite the tax consequences. However, we are generally able to offset capital gains with losses incurred on the sale of other securities. Under Internal Revenue Service rules, losses can be carried for up to eight years to offset gains. "Our goal is to minimize capital gains by offsetting them with losses, so there would be no taxable event to the shareholder," says Ms. Miller.

While not intentionally pursuing losses, T. Rowe Price aims to take advantage of them when they occur. For instance, when municipal bond prices have reached a cyclical low, we may sell some securities that are trading below our purchase price and reinvest the proceeds in higher-yielding securities. That strategy enhances the fund's income and also provides a tax loss that can be employed anytime in the following eight years to offset capital gains.

According to a report from Morningstar,* the Tax-Free Insured Intermediate Bond Fund had an average tax efficiency rating of 98.1% during the three years ended August 31, 1996; the figures for the other funds cover the five-year period ended August 31 and are as follows: Tax-Free Short-Intermediate 100%; Tax-Free Income 97.9%; and Tax-Free High Yield 96.7%. (Money funds are presumed to be 100% efficient.) While our foremost goal is to provide competitive total returns, we will continue to do our best to limit the amount of money you have to surrender to the IRS.

*Although data are gathered from reliable sources, completeness and accuracy cannot be guaranteed.

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                    2/29/96           8/31/96
Tax-Exempt Money Fund
Price Per Share                     $1.00             $1.00
Dividends Per Share
      For 6 months                  0.016             0.015
      For 12 months                 0.033             0.031
Dividend Yield
(7-Day Compound) *                  2.95%             3.06%
Weighted Average Maturity (days)    65                66
Weighted Average Quality **         First Tier        First Tier

Tax-Free Short-Intermediate Fund
Price Per Share                     $5.37             $5.30
Dividends Per Share
      For 6 months                  0.11              0.12
      For 12 months                 0.23              0.23
Dividend Yield *
      For 6 months                  4.38%             4.32%
      For 12 months                 4.47              4.40
Weighted Average Maturity
(years)                             3.6               3.2
Weighted Average Effective
Duration (years)                    3.0               2.6
Weighted Average Quality ***        AA                AA

Tax-Free Insured Intermediate Bond Fund

Price Per Share                     $10.84            $10.62
Dividends Per Share
      For 6 months                  0.24              0.24
      For 12 months                 0.48              0.48
Dividend Yield *
      For 6 months                  4.48%             4.44%
      For 12 months                 4.61              4.51
Weighted Average Maturity
(years)                             7.2               7.7
Weighted Average Effective Duration
(years)                             5.5               5.6
Weighted Average Quality ***        AA                AA

Tax-Free Income Fund

Price Per Share                     $9.66             $9.40
Dividends Per Share
      For 6 months                  0.26              0.26
      For 12 months                 0.52              0.52
Dividend Yield *
      For 6 months                  5.45%             5.44%
      For 12 months                 5.62              5.52
Weighted Average Maturity
(years)                             18.1              17.0
Weighted Average Effective Duration
(years)                             8.3               7.5
Weighted Average Quality ***        AA-               AA-

Tax-Free High Yield Fund

Price Per Share                     $12.10            $11.84
Dividends Per Share
      For 6 months                  0.36              0.35
      For 12 months                 0.72              0.71
Dividend Yield *
      For 6 months                  6.00%             5.92%
      For 12 months                 6.22              6.05
Weighted Average Maturity
(years)                             20.0              19.4
Weighted Average Effective Duration
(years)                             7.2               7.1
Weighted Average Quality ***        BBB+              BBB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***   Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3, 4, 5, 6, and 7 (SEC charts): Tax-Exempt Money Fund, Tax-Free Insured Intermediate Bond Fund, Tax-Free Insured Intermediate Bond Fund, Tax-Free Income Fund, Tax-Free High Yield Fund

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                     Since  Inception
Periods Ended 8/31/96 1 Year   5 Years  10 Years Inception       Date

Tax-Exempt Money       3.16%     2.74%     3.82%         -     4/8/81
Tax-Free
Short-Intermediate      3.84      5.08      5.32         -   12/23/83
Tax-Free Insured
Intermediate Bond       3.96         -         -     6.57%   11/30/92
Tax-Free Income         5.45      7.47      6.56         -   10/26/76
Tax-Free High Yield     5.83      7.71      7.86         -     3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction, and current balance, 24 hours, 7 days a week, call:
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202
http://www.troweprice.com

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free Funds.

T. Rowe Price Investment Services, Inc., Distributor          RPRTTFF  8/31/96

APPENDIX

Chart 1 - Municipal Bond and Note Yields chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 8/31/95 through 8/31/96.

Chart 2 - Quality Diversification pie chart showing quality diversification of AAA 4%, AA 22%, A 18%, BBB 31%, and BB and Below 25% on 8/31/96

Charts 3, 4, 5, 6, and 7 - SEC graphs:
line charts showing the cumulative growth of $10,000 invested in the TEM, TSTI, TFII, TFI, and TFH Funds over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.